UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 28, 2013 (February 25, 2013)

CardioGenics Holdings Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-28761	88-0380546

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

6295 Northam Drive, Unit 8, Mississauga, Ontario, L4V 1W8

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: 905.673.8501

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events

SIGNATURE

Item 8.01 – Other Events

On February 25, 2013, CardioGenics Holdings Inc. (“CardioGenics”) was informed of the death of our director Alexander D.G. Reid. Mr. Reid died on February 24, 2013 due to illness.  We convey our condolences to his family. As a long-term member of CardioGenics’ Board of Directors (the “Board”), Mr. Reid served our shareholders and associates with an exceptional level of dedication and commitment. Mr. Reid had over 30 years of experience in the financial community, including numerous board memberships and other positions with private and public companies. For many years Mr. Reid was also the author of the market business column in the Financial Post.

Mr. Reed’s position on the Board will remain open until we find a suitable replacement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOGENICS HOLDINGS INC.

By:	/s/ Yahia Gawad
	Name:	Yahia Gawad
	Title:	Chief Executive Officer

Dated: February 28, 2013